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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549





                                       FORM 8-K

                                    CURRENT REPORT




                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)               August 26, 1997
                                                               ---------------

                         Intek Diversified Corporation
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                (Exact name of registrant as specified in its charter)

  Delaware                           0-9160                     04-2450145
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(State or other jurisdiction      (Commission              (IRS Employer Iden-
of incorporation)                 File Number)                tification No.)

214 Carnegie Center,
Suite 304,
Princeton, NJ 08540
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:               609-419-1222
                                                               -----------------
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(Former name or former address, if changed since last report.)

970 West 190th St., Suite 720, Torrance, CA                              90502

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Item 5.  Other Events.

         On August 27, 1997 Intek Diversified Corporation ("Intek") issued a press release announcing the appointment of Robert J. Shiver as the Chairman and Chief Executive Officer of Intek, effective September 1, 1997. Mr. Shiver succeeds Dr. Edmund Hough, who resigned as acting Chief Executive Officer and a director of Intek, effective August 26, 1997.

Item 7.  Financial Statements and Exhibits.

EXHIBITS

Exhibit 99.1  Press Release dated August 26, 1997.


                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Intek Diversified Corporation


                                  By:   /s/ Lee R. Montellaro
                                     -----------------------------------------
                                       Its:      Chief Financial Officer

                                       Dated:    September 5, 1997






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                                    Exhibit Index


Exhibit 99.1  Press Release dated September 5, 1997.







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